EXHIBIT 99
EXECUTION VERSION
FORD MOTOR COMPANY
$500,000,000
Common Stock
(par value $0.01 per share)
EQUITY DISTRIBUTION AGREEMENT
August 14, 2008
Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004
     Ladies and Gentlemen:
          Ford Motor Company, a Delaware corporation (the “Company”), confirms its agreement (this “Agreement”) with Goldman, Sachs & Co. (the “Manager”), as follows:
          SECTION 1. Description of Securities. The Company proposes to issue and sell through or to the Manager, as sales agent and/or principal, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), having an aggregate offering price of up to $500,000,000 (the “Shares”), from time to time during the term of this Agreement and on the terms set forth in Section 3 of this Agreement. For purposes of selling the Shares through the Manager, the Company hereby appoints the Manager as exclusive agent of the Company for the purpose of soliciting purchases of the Shares from the Company pursuant to this Agreement and the Manager agrees to use its reasonable best efforts to solicit purchases of the Shares on the terms and subject to the conditions stated herein. The Company hereby reserves the right to issue and sell shares of Common Stock other than through or to the Manager during the term of this Agreement on terms that it deems appropriate.
          SECTION 2. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Manager that:
          (a) An automatic registration statement on Form S-3ASR (File No. 333-151355) (the “registration statement”) has heretofore become, and is, effective under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the “Act”); the registration statement and the Prospectus Supplement (as defined below) sets forth the terms of an offering, sale and plan of distribution of shares of the Common Stock and/or other securities of the Company and contains or incorporates therein by reference additional information concerning the Company and its business; no stop order of the Securities and Exchange Commission (the “Commission”) preventing or suspending the use of any Basic Prospectus (as defined below), the Prospectus Supplement (as defined below), the Prospectus (as defined below) or any Issuer Free Writing Prospectus (as defined below), or the effectiveness of the Registration Statement (as defined below), has been issued, and no proceeding for that purpose has been initiated or threatened by the Commission. Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act (the “Effective Time”), as such section applies to the Manager, including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act. Except where the context otherwise requires, “Basic Prospectus,” as used herein, means the base prospectus filed as part of each Registration Statement, together with any amendments or supplements thereto as of the date of this Agreement. Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to the Manager in connection with the offering of the Shares. Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement. “Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule A attached hereto. Any reference herein to the registration statement, the Registration Statement, any Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) on or after the initial effective date of the Registration Statement, or the date of such Basic Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

          (b) (i) At the respective times the Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Manager pursuant to Rule 430B(f)(2) under the Act, as of the time of each sale of Shares pursuant to this Agreement (each, a “Time of Sale”) and Settlement Date, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations under the Act; (ii) the Basic Prospectus, complies or will comply, at the time it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, as of each Time of Sale, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects with the rules and regulations under the Act; (iii) each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, as of each Time of Sale and Settlement Date, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects with the rules and regulations under the Act; (iv) the Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and any further Incorporated Documents so filed and incorporated by reference, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and (iv) each Permitted Free Writing Prospectus complied in all material respects with the Act and has been filed or will be filed in accordance with the Act (to the extent required thereby);
          (c) (i) at the Effective Time with respect to the Registration Statement and each amendment thereto, the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as of each Time of Sale, the Prospectus (as amended and supplemented at such Time of Sale) and any Permitted Free Writing Prospectus, considered together (collectively, the “General Disclosure Package”), did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) as of its date and at any Settlement Date, the Prospectus did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use in the Prospectus or in the General Disclosure Package;
          (d) Each Permitted Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Manager, did not, does not and will not include any material information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus; any electronic roadshow relating to the offering of the Shares, when considered together with the General Disclosure Package, as of the Time of Sale, did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (e) Other than the Basic Prospectus, the Prospectus and any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Act or Rule 134 under the Act, the Company (including its agents and representatives, other than the Manager) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy any Shares required to be filed with the Commission without the Manager’s consent (each such communication by the Company or its agents and representatives being referred to herein as a “Issuer Free Writing Prospectus”), other than any Permitted Free Writing Prospectus.
          (f) (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Company was not an “ineligible issuer” as defined in Rule 405 of the Act; and (B) at the time of filing of the Registration Statement, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405 under the Act.
          (g) The Company has an authorized capitalization as set forth in the Prospectus; and all of the issued shares of capital stock, including the Common Stock, of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive or similar right; the Company’s Common Stock has been registered pursuant to Section 12(b) of the Exchange Act and is listed on the New York Stock Exchange (the “NYSE”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.
          (h) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and has the corporate power and authority, and has all licenses, permits, orders and other governmental and regulatory approvals, to own or lease its properties and conduct its business in the jurisdictions in which such business is transacted as described in the Registration Statement and the Prospectus with only such exceptions as are not material to the business of the Company and its subsidiaries considered as a whole.
          (i) The Shares have been duly authorized by the Company and reserved for issuance by the Company, and, when duly issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable; no holder thereof will be subject to personal liability solely by reason of being such a holder; and the issuance of the Shares will not be subject to preemptive or similar rights.
          (j) The capital stock of the Company, including the Shares, conforms in all material respects to each description thereof, if any, contained or incorporated by reference in the Registration Statement, any Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus; and the certificates for the Shares meet the requirements thereof under the Company’s bylaws.
          (k) This Agreement has been duly authorized, executed and delivered by the Company.
          (l) The Company has not entered into any other sales agency or distribution agreements or similar arrangements with any agent or other representative in respect of the Shares and the equity shelf program established by this Agreement, the terms of which that have not been properly and duly waived.
          (m) There is no consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body having jurisdiction over the Company which is required for, and the absence of which would materially affect, the issue and sale of any Shares as contemplated by this Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under the securities or Blue Sky laws of any jurisdiction in connection with the public offering of the Shares by the Manager.
          (n) PricewaterhouseCoopers LLP, who have certified certain of the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, the Statutory Prospectus and the Final Prospectus, is, to the best knowledge of the Company, an independent registered public accounting firm with respect to the Company as required by the Act and the rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States).
          (o) The Common Stock is an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.
          (p) Except pursuant to this Agreement, neither the Company nor any of its subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement.
          (q) Neither the Company nor any of its subsidiaries nor, to the best of the Company’s knowledge, any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.
          SECTION 3. Sale and Delivery of Securities. (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Manager agree that the Company may from time to time seek to sell Shares through the Manager, acting as sales agent, or directly to the Manager acting as principal, as follows:
          (i) The Company may submit to the Manager its orders (including any price, time or size limits or other customary parameters or conditions) to sell Shares on any Trading Day (as defined herein) in a form and manner as mutually agreed to by the Company and the Manager. As used herein, “Trading Day” shall mean any trading day on the NYSE.
          (ii) Subject to the terms and conditions hereof, the Manager shall use its reasonable best efforts to execute any Company order submitted to it hereunder to sell Shares and with respect to which the Manager has agreed to act as sales agent. The Company acknowledges and agrees that (A) there can be no assurance that the Manager will be successful in selling the Shares, (B) the Manager will incur no liability or obligation to the Company or any other person or entity if it does not sell

Shares for any reason other than a failure by the Manager to use its reasonable best efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares as required under this Agreement, and (C) the Manager shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise specifically agreed by the Manager and the Company.
          (iii) The Company shall not authorize the issuance and sale of, and the Manager shall not sell as sales agent, any Share at a price lower than the minimum price therefor designated from time to time by the Company and notified to the Manager in writing. In addition, the Company or the Manager may, upon notice to the other party hereto by telephone (confirmed promptly by email or facsimile), suspend an offering of the Shares with respect to which the Manager is acting as sales agent; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.
          (iv) The Manager hereby covenants and agrees to sell the Shares on behalf of the Company only as permitted by the Act and the applicable securities laws and regulations of any jurisdiction.
          (v) The compensation to the Manager for sales of the Shares with respect to which the Manager acts as sales agent hereunder shall be equal to 0.85% of the gross offering proceeds of the Shares sold pursuant to this Agreement. The Company may sell Shares to the Manager as principal at a price agreed upon at the relevant Time of Sale. Any compensation or commission due and payable to the Manager hereunder with respect to any sale of Shares during a calendar month shall be paid by the Company to the Manager in arrears on the first Trading Day of following calendar month, by wire or internal bank transfer of same day funds to an account designated by the Manager.
          (vi) Settlement for sales of the Shares pursuant to this Agreement will occur on the third Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each such day, a “Settlement Date”). On each Settlement Date, the Shares sold through or to the Manager for settlement on such date shall be issued and delivered by the Company to the Manager against payment of the gross proceeds from the sale of such Shares. Settlement for all such Shares shall be effected by free delivery of the Shares by the Company or its transfer agent to the Manager’s or its designee’s account (provided the Manager shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, in return for payments in same day funds delivered to the account designated by the Company. If the

Company, or its transfer agent (if applicable) shall default on its obligation to deliver the Shares on any Settlement Date, the Company shall (A) hold the Manager harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (B) pay the Manager any commission, discount or other compensation to which it would otherwise be entitled absent such default.
          (vii) If acting as sales agent hereunder, the Manager shall provide written confirmation (which may be by facsimile or email) to the Company following the close of trading on the NYSE each day in which the Shares are sold under this Agreement setting forth (A) the amount of the Shares sold on such day and the gross offering proceeds received from such sale and (B) the commission payable by the Company to the Manager with respect to such sales.
          (viii) At each Time of Sale, Settlement Date and Representation Date (as defined below), the Company shall be deemed to have affirmed each representation and warranty contained in this Agreement. Any obligation of the Manager to use its reasonable best efforts to sell the Shares on behalf of the Company as sales agent shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 5 of this Agreement.
          SECTION 4. Covenants of the Company. The Company agrees with the Manager:
          (a) To make no amendment or any supplement to the Registration Statement, any Basic Prospectus or the Prospectus after the date of this Agreement and during the period in which a prospectus relating to the Shares is required to be delivered under the Act (whether physically or through compliance with Rule 172 under the Act or any similar rule), prior to having furnished the Manager with a copy of the proposed form thereof and given the Manager a reasonable opportunity to review the same (other than any prospectus supplement relating to the offering of other securities (including, without limitation, the Common Stock)); to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for so long as the delivery of a prospectus relating to the Shares is required to be delivered under the Act (whether physically or through compliance with Rule 172 under the Act or any similar rule); and during such same period to advise the Manager, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus has been filed or electronically transmitted for filing, of the issuance of any stop order by the Commission, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.
          (b) To furnish the Manager with copies of the Registration Statement (excluding exhibits) and copies of the Prospectus (or the Prospectus as amended or supplemented) in such quantities as the Manager may from time to time reasonably request; and if, after the date of this Agreement and during the period in which a prospectus relating to the Shares is required to be delivered under the Act (whether physically or through compliance with Rule 172 under the Act or any similar rule), either (i) any event shall have occurred as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference into the Prospectus in order to comply with the Act or the Exchange Act, to notify the Manager promptly to suspend solicitation of purchases of the Shares and forthwith upon receipt of such notice, the Manager shall suspend its solicitation of purchases of the Shares and shall cease using the Prospectus; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus, it will promptly advise the Manager by telephone (with confirmation in writing) and will promptly prepare and file with the Commission an amendment or supplement to the Registration Statement or the Prospectus which will correct such statement or omission or effect such compliance, will advise the Manager when the Manager is free to resume such solicitation and will prepare and furnish to the Manager as many copies as the Manager may reasonably request of such amendment or supplement; and in case the Manager is required to deliver under the Act (whether physically or through compliance with Rule 172 under the Act or any similar rule), a prospectus relating to the Shares after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, upon the request of the Manager, and at its own expense, to prepare and deliver to the Manager as many copies as the Manager may request of an amended Registration Statement or amended or supplemented prospectus complying with Item 512(a) of Regulation S-K or Section 10(a)(3) of the Act, as the case may be.
          (c) Promptly from time to time to take such action as the Manager may reasonably request in order to qualify the Shares for offering and sale under the securities laws of such states as the Manager may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation to do business, or to file a general consent to service of process in any jurisdiction, and provided further that the expense of maintaining any such qualification more than one year from the date of a particular sale of the Shares to be so qualified shall be at the expense of the Manager.
          (d) To make generally available to its security holders as soon as practicable, but in any event no later than eighteen months after the effective date of the Registration Statement (as such date is defined in Rule 158(c) under the Act), an earnings statement of the Company and its consolidated subsidiaries complying with Rule 158 under the Act and covering a period of at least twelve consecutive months beginning after such effective date.
          (e) To pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including the cost of all qualifications of the Shares under state securities laws (including reasonable fees and disbursements of counsel to the Manager in connection with such qualifications and with legal investment surveys), any costs relating to the listing of the Shares on the NYSE and the cost of printing this Agreement (it being understood that, except as provided in this subsection (e) hereof, the Manager will pay all of its own costs and expenses, including the cost of printing any Agreement among Underwriters, if applicable, the fees of their counsel, transfer taxes on resale of any of Shares by them and any advertising expenses connected with any offers that they may make).
          (f) To use its commercially reasonable efforts to cause the Shares to be listed for trading on the NYSE and to maintain such listing.
          (g) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder), and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than a prospectus supplement relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Manager shall otherwise reasonably request), or (iii) the Shares are delivered to the Manager as principal on a Settlement Date (such commencement date and each such date referred to in (i), (ii) and (iii) above, a “Representation Date”), to furnish or cause to be furnished to the Manager forthwith a certificate dated and delivered the date of effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, or the relevant Settlement Date, as the case may be, in form reasonably satisfactory to the Manager to the effect that the statements contained in the certificate referred to in Section 5(f) of this Agreement which were last furnished to the Manager are true and correct at the time of such amendment, supplement, filing, or delivery, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(e), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.
          (h) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder), and at each Representation Date, the Company shall cause to be furnished to the Manager or counsel to the Manager a written opinion and negative assurance letter of P.J. Sherry, Jr., as Associate General Counsel and Secretary of the Company, or other internal counsel of the Company satisfactory to the Manager, in its reasonable judgment (collectively, “Company Counsel”), dated as of such Representation Date, in form satisfactory to the Manager in its reasonable judgment, to the effect of Exhibit A-1 and A-2 hereto, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion; provided, however, that in lieu of such opinions for subsequent Representation Dates, counsel may furnish the Manager with a letter (a “Reliance Letter”) to the effect that the Manager may rely on a prior opinion delivered under this Section 4(m) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).
          (i) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder), and at each Representation Date, Shearman & Sterling LLP, counsel to the Manager, shall deliver a written opinion and 10b-5 side letter, dated as of such Representation Date, in form and substance satisfactory to the Manager to the effect of Exhibit B-1 and B-2 hereto.
          (j) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder, if the Company has filed a current report on Form 8-K containing amended financial information with the Commission during the suspension period), and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional amended financial information, (ii) the Shares are delivered to the Manager as principal on a Settlement Date, at the Manager’s oral or written request and upon reasonable advance oral or written notice to the Company, (iii) the Company shall file an annual report on Form 10-K or (iv) at the Manager’s request and upon reasonable advance notice to the Company, there is filed with the Commission any document (other than an annual report on Form 10-K) incorporated by reference into the Prospectus which contains additional amended financial information, to cause PricewaterhouseCoopers LLP, or other independent accountants satisfactory to the Manager (the “Accountants”), forthwith to furnish the Manager a letter, dated the date of effectiveness of such amendment, the date of filing of such supplement or other document with the Commission, or the Settlement Date, as the case may be, in form and substance satisfactory to the Manager, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.
          (k) To make available its appropriate officers and to cause such officers to participate in a call with the Manager and its counsel on a monthly basis, or otherwise as the Manager may reasonably request; such call shall be for the purpose of updating the Manager’s due diligence review of the Company in connection with the transactions contemplated hereby.
          (l) To reserve and keep available at all times, free of preemptive rights, Shares for the purpose of enabling the Company to satisfy its obligations hereunder.
          (m) That it consents to the Manager trading in the Common Stock for the Manager’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.
          (n) If, to the knowledge of the Company, any condition set forth in Section 5(a) or 5(g) of this Agreement shall not have been satisfied on the applicable Settlement Date, to offer to any person who has agreed to purchase the Shares from the Company as the result of an offer to purchase solicited by the Manager the right to refuse to purchase and pay for such Shares.
          (o) That each acceptance by the Company of an offer to purchase the Shares hereunder shall be deemed to be an affirmation to the Manager that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Shares relating to such acceptance as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares).
          (p) To comply with the requirements of Rule 433 under the Act applicable to any “issuer free writing prospectus,” as defined in such rule, including timely filing with the Commission where required, legending and record keeping.
          SECTION 5. Conditions of Manager’s Obligations. The obligations of the Manager hereunder with respect to any order submitted to the Manager by the Company to sell Shares or any agreement by the Manager to purchase Shares as principal are subject to the condition that (i) the representations and warranties on the part of the Company on the date hereof, and as of any Time of Sale and Settlement Date are true and correct, (ii) the performance by the Company of its obligations hereunder and (iii) the following additional conditions precedent.
          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; the Prospectus, any amendment or supplement thereto and each Permitted Free Writing Prospectus shall have been timely filed with the Commission under the Act (in the case of a Permitted Free Writing Prospectus, to the extent required by Rule 433 under the Act); and all requests for additional information on the part of the Commission shall have been complied with or otherwise satisfied.
          (b) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or assets of the Company and its subsidiaries considered as a whole, or any material adverse change in the financial position or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus, which in any such case makes it impracticable or inadvisable in the reasonable judgment of the Manager to proceed with the public offering, sale, delivery or purchase of the Shares on the terms and in the manner contemplated by this Agreement.
          (c) The Company shall furnish to the Manager, at every date specified in Section 4(h) of this Agreement, opinions of Company Counsel, addressed to the Manager, required to be delivered pursuant to Section 4(h).

          (d) The Manager shall have received, at every date specified in Section 4(i) of this Agreement, the favorable opinions of Shearman & Sterling LLP, counsel to the Manager, required to be delivered pursuant to Section 4(i).
          (e) At the dates specified in Section 4(j) of this Agreement, the Manager shall have received from the Accountants the comfort letters required to be delivered pursuant to Section 4(j).
          (f) The Company will deliver to the Manager a certificate, dated as of and delivered on each Representation Date, to the effect that (i) the representations and warranties of the Company contained in this Agreement are true and correct on and as of such Representation Date as though made at and as of such Representation Date; (ii) the Company has duly performed, in all material respects, all obligations required to be performed by it pursuant to the terms of this Agreement at or prior to such Representation Date; (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission, the Prospectus Supplement and each Permitted Free Writing Prospectus have been timely filed with the Commission under the Act (in the case of a Permitted Free Writing Prospectus, to the extent required by Rule 433 under the Act), and all requests for additional information on the part of the Commission have been complied with or otherwise satisfied; (iv) if delivered at a Representation Date that is not also a Settlement Date, as of such Representation Date, or if delivered at a Settlement Date, at the Time of Sale relating to the Shares, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (v) if delivered at a Representation Date that is not also a Settlement Date, as of such Representation Date, or if delivered at a Settlement Date, at the Time of Sale relating to the Shares and at the Settlement Date, the General Disclosure Package does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no such certificate shall apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use therein.
          In addition, on each Representation Date, the certificate shall also state that the Shares to be sold on that date, if any, have been duly and validly authorized by the Company and that all corporate action required to be taken for the authorization, issuance and sale of the Shares on that date, if any, has been validly and sufficiently taken.

          (g) All filings with the Commission required by Rule 424 under the Act to have been filed by each Time of Sale or related Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)).
          (h) The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the Settlement Date.
          (i) The Common Stock shall be an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.
          SECTION 6. Indemnification and Contribution.
          (a) The Company will indemnify and hold harmless the Manager against any losses, claims, damages or liabilities, joint or several, to which the Manager may become subject with respect to the Shares, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the General Disclosure Package, the Basic Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto with respect to the Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Manager for any legal or other expenses reasonably incurred by the Manager in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Company by the Manager expressly for use therein.
          The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Manager within the meaning of the Act.
          (b) The Manager will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject with respect to the Shares, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the General Disclosure Package, the Basic Prospectus, the Prospectus or any amendment or supplement thereto with respect to the Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any of such documents in reliance upon and in conformity with written information furnished to the Company by the Manager expressly for use therein; and will reimburse the Company for any legal fees or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.
          The indemnity agreement in this subsection (b) shall be in addition to any liability which the Manager may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.
          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, and in the event that such indemnified party shall not so notify the indemnifying party within 30 days following receipt of any such notice by such indemnified party, the indemnifying party shall have no further liability under such subsection to such indemnified party unless such indemnifying party shall have received other notice addressed and delivered in the manner provided in the second paragraph of Section 11 hereof of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party in its reasonable judgment, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.
          (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Manager on the other from the offering of the Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Manager on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Manager on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company bear to the total commissions received by the Manager, in each case as set forth in the Prospectus with respect to the Shares. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Manager and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Manager agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Manager shall not be required to contribute any amount in excess of the amount by which the total price at which the applicable Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
          SECTION 7. Representations and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Manager, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Manager or any controlling person of the Manager, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.
          SECTION 8. Termination.
          (a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to offers and sales of Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) if the Shares have been sold through the Manager for the Company, then Sections

3(a)(vi), 3(a)(vii), 4(f) and 4(s) of this Agreement shall remain in full force and effect with respect to and to the extent of such Shares sold, (ii) with respect to any pending sale, through the Manager for the Company, the obligations of the Company, including in respect of compensation of the Manager, shall remain in full force and effect notwithstanding the termination, and (iii) Sections 4(e), 6 and 7 of this Agreement shall remain in full force and effect notwithstanding such termination.
          (b) The Manager shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the offers and sales of Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(e), Section 6 and Section 7 of this Agreement shall remain in full force and effect notwithstanding such termination.
          (c) This Agreement shall remain in full force and effect unless terminated pursuant to Sections 8(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that Section 4(e), Section 6 and Section 7 shall remain in full force and effect.
          (d) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the receipt of such notice by the Manager or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of the Shares, such sale shall settle in accordance with the provisions of Section 3(a)(vi) of this Agreement.
          SECTION 9. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements under this Agreement shall be in writing and delivered by hand, overnight courier, mail, telex or facsimile and, if to the Manager, shall be sufficient in all respects if delivered or sent to Goldman, Sachs & Co., 85 Broad Street, 20th Floor, New York, New York 10004, Attention: Registration Department and, if to the Company, it shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at One American Road, Dearborn, Michigan 48126, attention of the Secretary. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.
          SECTION 10. Parties at Interest. The Agreement herein set forth has been made solely for the benefit of the Manager and the Company and to the extent provided in Section 6 of this Agreement the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Manager) shall acquire or have any right under or by virtue of this Agreement.
          SECTION 11. No Fiduciary Relationship. The Company hereby acknowledges that the Manager is acting solely as sales agent and/or principal in connection with the purchase and sale of the Company’s securities. The Company acknowledges and agrees that the Manager is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of any Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, the Company or any other person. Additionally, the Manager is not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Manager has advised or is advising the Company on other matters). The Manager advises that the Manager and its affiliates are engaged in a broad range of securities and financial services and that it or its affiliates may enter into contractual relationships with purchasers or potential purchasers of the Company’s securities and that some of these services or relationships may involve interests that differ from those of the Company and need not be disclosed to the Company, unless otherwise required by law. The Company has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Manager shall have no responsibility or liability to the Company or any other person with respect thereto. Any review by the Manager of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Manager and shall not be on behalf of the Company. The Company waives, to the fullest extent permitted by law, any claims it may have against the Manager for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Manager shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.
          SECTION 12. Entire Agreement. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Manager with respect to the subject matter hereof.
          SECTION 13. Law; Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          SECTION 14. Headings. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
          SECTION 15. Waiver of Jury Trial. The Company and the Manager hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
          SECTION 16. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.
          SECTION 17. Successors and Assigns. This Agreement shall be binding upon, and inure solely to the benefit of, the Manager, the Company and, to the extent provided in Sections 6 and 7 hereof, the officers and directors of the Company and each person who controls the Company or the Manager, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Manager shall be deemed a successor or assign by reason merely of such purchase.
[SIGNATURE PAGE FOLLOWS]

If the foregoing correctly sets forth the understanding between the Company and the Manager, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and the Manager. Alternatively, the execution of this Agreement by the Company and its acceptance by or on behalf of the Manager may be evidenced by an exchange of telegraphic or other written communications.

Very truly yours, FORD MOTOR COMPANY
By:	/s/ Neil M. Schloss
	Name:	Neil M. Schloss
	Title:	Vice President and Treasurer

ACCEPTED as of the date
first above written

GOLDMAN, SACHS & CO.
By:	/s/ Goldman Sachs & Co.
(Goldman, Sachs & Co.)

Exhibit A-1
OPINION OF P.J. SHERRY, JR. OR OTHER COMPANY COUNSEL
[ATTACHED SEPARATELY]

A-1-1

Exhibit A-2
10B-5 LETTER OF P.J. SHERRY, JR. OR OTHER COMPANY COUNSEL
[ATTACHED SEPARATELY]

A-2-1

Exhibit B-1
OPINION OF SHEARMAN & STERLING LLP
[ATTACHED SEPARATELY]

B-1-1

Exhibit B-2
10B-5 LETTER OF SHEARMAN & STERLING LLP
[ATTACHED SEPARATELY]

B-2-1

Annex A
PERMITTED FREE WRITING PROSPECTUSES
[NONE]